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                                                                      Exhibit 23

INDEPENDENT AUDITORS' CONSENT

Catalina Lighting, Inc.

We consent to the incorporation by reference in Registration Statement Nos. 33-23900, 33-27861, 33-33292, 33-62378 and 33-94016 of Catalina Lighting, Inc.
on Form S-8 of our report dated December 14, 2001 appearing in this Annual Report on Form 10-K of Catalina Lighting, Inc. for the year ended September 30, 2001.


/s/ Deloitte & Touche LLP
Certified Public Accountants

Miami, Florida
December 14, 2001